SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 23, 1999


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



         RHODE ISLAND                     0-13091              05-0404671
    State or other jurisdiction of      (Commission         (I.R.S. Employer
    incorporation or organization)     File Number)       Identification No.)



      23 Broad Street, Westerly, Rhode Island                   02891
---------------------------------------------------- ---------------------------
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (401) 348-1200



                                        N/A
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report


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WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         On February 23, 1999, Washington Trust Bancorp, Inc., parent of The Washington Trust Company, announced that is signed a definitive agreement to acquire PierBank, a Rhode Island-chartered community bank with assets of $59.4 million, which is headquartered in South Kingstown, Rhode Island. Washington Trust Bancorp, Inc., with assets of $935 million, is headquartered in Westerly, Rhode Island. Under the terms of the agreement, PierBank will be merged into The Washington Trust Company.

         Attached hereto as Exhibit 99 is the press release announcing the agreement, the terms of which are incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         a.       None
         b.       None
         c.       Exhibits
                  Exhibit No.    Description

                      99         Press release of Washington Trust Bancorp, Inc.
                                 issued February 23, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WASHINGTON TRUST BANCORP, INC.
                                                        (Registrant)



Dated:  March 2, 1999                 By:      David V. Devault
                                      ------------------------------------
                                      Name:    David V. Devault
                                      Title:   Executive Vice President,
                                               Treasurer and
                                               Chief Financial Officer
                                               (principal financial officer)


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